                                                                    Exhibit 99.1




                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA


In re:  Carbide Graphite Group, Inc., et al.                                      Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------                                               Reporting Period:  May 1 to May 31, 2002
                      Debtors

                                                      MONTHLY OPERATING REPORT
                                                      ------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              DOCUMENT           EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.        ATTACHED            ATTACHED
---------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                                    X
---------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)      MOR-1 (CON'T)                            X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                       MOR-2                  X
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                 MOR-3                  X
---------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                  MOR-4                  X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                  X
---------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                         X
---------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                          MOR-5                                    X
---------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                            X
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                  MOR-5                  X
---------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                          MOR-6                  X
---------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


 /s/ William M. Thalman                                June 25, 2002
----------------------------------------              -------------------------
Signature of Debtor                                   Date


   William M. Thalman                         VP - Treasurer
----------------------------------------      ---------------------------------
Printed Name of Debtor                        Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request

Bank reconciliations were performed and are available by request

Bank statements are available by request

The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                    MAY-02
--------------------------------------------------            ------------
Legal Entity

The Carbide/Graphite Group, Inc.                              $ 10,018,833

Seadrift Coke, L.P.                                            $ 4,903,049

Carbon/Graphite International, Inc. (FSC)                Less than $15,000

CG Specialty Products Management Corporation             Less than $15,000

Carbide/Graphite Management Corporation                  Less than $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED MAY 31, 2002
(#'S IN '000S)

Sales                                                        $   12,503
Cost of goods sold                                               12,615
                                                             ----------
Gross profit                                                       (112)

SG&A                                                                827
                                                             ----------
Operating income before items below                                (939)

Other compensation                                                   -
Other (income) expense, net                                         469
                                                             ----------
Operating income/(loss)                                          (1,408)

Non-operating expenses (income):
 Special financing costs                                             -
 Interest expense                                                   880
 Other non-operating (income)/expense                                -
                                                             ----------
Income/(loss) before income taxes                                (2,288)

Provision for income taxes                                           15
                                                             ----------
Net income (loss) from continuing operations                     (2,303)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                -

                                                             ----------
Net income (loss)                                            $   (2,303)
                                                             ==========

Est. earnings per share data:
     Income excluding other items                            $    (0.24)
     Income before discontinued operations                   $    (0.28)
     Extraordinary loss                                      $      -
                                                             ----------
     Net income per share                                    $    (0.28)

Weighted average shares                                      8,331,342


CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT MAY 31, 2002
(#'S IN '000S)


ASSETS
Current assets:
     Cash & short term investments                            $      47

     Marketable securities                                            0

     Accounts receivable
           Accounts receivable                                   30,451
           Allowance for doubtful accts                          (3,440)
                                                              ---------
           Net accounts receivable                               27,011

     Inventory
           Gross inventory                                       64,102
           Obsolescence reserve                                    (770)
           Lifo reserve                                         (15,783)
                                                              ---------
           Net inventory                                         47,549

     Prepaid expenses                                             2,482
     Other current assets                                         3,826
     Deferred tax asset                                               0
                                                              ---------
        Total current assets                                     80,915

Fixed assets:
     Gross                                                      350,874
     Accumulated depreciation                                  (241,461)
                                                              ---------
        Net fixed assets                                        109,413

Other assets                                                      6,514
                                                              ---------
        TOTAL ASSETS                                          $ 196,842
                                                              =========

                                   LIABILITIES
Current liabilities:
     Trade accounts payable                                   $  25,955
     Overdrafts                                                       0
     Other current liabilities                                   37,677
     Debt - Current                                             135,311
                                                              ---------
        Total current liabilities                               198,943

Long-term debt:
     Senior notes                                                     0
     Line of credit                                                   0
                                                              ---------
        Total long -term debt                                         0

Long term reserves                                               15,736
Deferred revenue                                                  1,092
Deferred tax provision                                                0
                                                              ---------
        TOTAL LIABILITIES                                       215,771

                              SHAREHOLDERS' EQUITY
Common stock                                                         99
Additional paid in capital                                       36,712
Treasury stock, at cost                                         (11,207)
Common stock to be issued under warrants                          3,424
Unfunded pension obligation                                      (4,893)
Other comprehensive income                                            0
Retained earnings                                               (43,064)
                                                              ---------
        TOTAL SHAREHOLDERS' EQUITY                              (18,929)
                                                              ---------
        TOTAL LIABILITIES AND S.H. EQUITY                     $ 196,842
                                                              =========

THE CARBIDE/GRAPHITE GROUP INC.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - MAY 2002

                                    Beginning         Amount                                                             Ending
                                       Tax         Withheld or        Amount            Date          Check No.            Tax
                                    Liability        Accrued           Paid             Paid            or EFT          Liability
                                 -------------------------------------------------------------------------------------------------
FEDERAL
Withholding                            0.00       388,072.78        60,317.99        5/3/2002        **                   0.00
                                                                    35,804.89       5/14/2002        **
                                                                    62,879.17       5/16/2002        **
                                                                    60,944.67       5/17/2002        **
                                                                    39,202.74       5/29/2002        **
                                                                    67,654.56       5/31/2002        **
                                                                    61,268.76        6/3/2002        **

FICA - Employee                        0.00       219,687.06        35,687.52        5/3/2002        **                   0.00
                                                                    20,774.80       5/14/2002        **
                                                                    33,218.31       5/16/2002        **
                                                                    36,109.67       5/17/2002        **
                                                                    22,423.21       5/29/2002        **
                                                                    39,039.12       5/31/2002        **
                                                                    32,434.43        6/3/2002        **

FICA - Employer                        0.00       220,075.62        35,770.77        5/3/2002        **                   0.00
                                                                    20,929.57       5/14/2002        **
                                                                    33,218.22       5/16/2002        **
                                                                    36,157.21       5/17/2002        **
                                                                    22,526.36       5/29/2002        **
                                                                    39,039.15       5/31/2002        **
                                                                    32,434.34        6/3/2002        **

Unemployment                         903.55           340.49             0.00                                         1,244.04

Income                                 0.00             0.00                                                              0.00

Other:

Total Federal Taxes                  903.55       828,175.95       827,835.46                                         1,244.04

STATE AND LOCAL
Withholding                          271.68       112,122.98       111,851.30                 See Attached              543.36 (1)

Sales                                  0.00        21,743.33         7,903.00       5/16/2002           305279            0.00
                                                                     6,462.04             EFT      78301/83704
                                                                     7,378.29       5/17/2002           502933


Excise                                 0.00             0.00             0.00                                             0.00

Unemployment                     252,114.88         6,200.97                       243,411.74 See Attached           14,904.11 (2)

Real Property                          0.00                                                                               0.00

Personal Property                      0.00                                                                               0.00

Other:

Total State and Local Taxes      252,386.56       140,067.28       133,594.63                                        15,447.47

Total Taxes                      253,290.11       968,243.23       961,430.09                                        16,691.51


                      ** ADP Statement of Deposits Attached




                    (1)SIT Due          MISS                543.36

                    (2)SUI Due          KY                3,168.58
                                        NY                2,335.61
                                        NC                    2.60
                                        PA                9,397.33
                                                         --------
                                                         14,904.12

SEADRIFT COKE L.P.
DEBTOR
CASE # 01-29744-MBM

STATUS OF POSTPETITION TAXES
REPORT PERIOD - MAY 2002

                                   Beginning        Amount                                                         Ending
                                      Tax        Withheld or       Amount                         Check No.          Tax
                                   Liability       Accrued          Paid                           or EFT         Liability
                                  ---------------------------------------------------------------------------------------------
FEDERAL
Withholding                               -      53,918.29       26,837.88       5/14/2002       **                      -
                                                                 27,080.41       5/29/2002       **
                                                                         -

FICA - Employee                           -      32,885.96       16,439.46       5/14/2002       **                      -
                                                                 16,446.50       5/29/2002       **
                                                                         -

FICA - Employer                        0.01      32,885.87       16,439.39       5/14/2002       **                   0.01
                                                                 16,446.48       5/29/2002       **
                                                                         -

Unemployment                           2.74              -               -                       **                   2.74

Income                                    -

Other:

Total Federal Taxes                    2.75     119,690.12      119,690.12                                            2.75

STATE AND LOCAL
Withholding                               -                                                                              -

Sales                                     -       2,847.06        2,847.06       5/15/2002           41823               -

Excise                                    -                                                                              -

Unemployment                              -         170.85               -                       **                 170.85

Real Property                             -                                                                              -

Personal Property                         -                                                                              -

Other:                                    -                                                                              -

Total State and Local Taxes               -       3,017.91        2,847.06                                          170.85

Total Taxes                            2.75     122,708.03      122,537.18                                          173.60



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
MAY 31, 2002



          TOTAL         0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        PRE-PETITION
----------------------------------------------------------------------------------------------------------------------
   $ 23,100,454           $ 755,698          $ 1,493,632           $ 108,600             $ 20,388         $20,722,136
----------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
MAY 31, 2002


                        0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS       OVER 120 DAYS
          TOTAL         OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING         OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
   $ 25,005,636         $10,665,454          $ 7,082,246         $ 2,396,982          $ 1,812,338         $ 3,048,615
----------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
MAY 31, 2002

--------------------------------------------------------------------------------------------------------
                                                                                        Yes         No
--------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period?  If yes, provide and explanation below.                      X
--------------------------------------------------------------------------------------------------------
2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide and
       explanation below.                                                                           X
--------------------------------------------------------------------------------------------------------
3.     Have all postpetition tax returns been timely filed?  If no, provide
       and explanation below.                                                           X
--------------------------------------------------------------------------------------------------------
4.     Are workers compensation, general liability and other necessary insurance
       coverages in effect?  If no, provide an explanation below.                       X
--------------------------------------------------------------------------------------------------------